UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CHINA BIOLOGIC PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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CHINA BIOLOGIC PRODUCTS, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
DATE:	June 20, 2016
TIME:	10:00 a.m. Beijing time
LOCATION:	19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/CBPO and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CBPO

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before June 5, 2016.

you may enter your voting instructions at https://www.iproxydirect.com/CBPO until 11:59 pm Beijing time June 19, 2016.

The purposes of this meeting are as follows:

1.	to elect the three individuals listed in the accompanying Proxy Statement to the Board of Directors of the Company, each to serve until the 2019 annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	to ratify the selection by the Audit Committee of KPMG Huazhen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	to have an advisory vote to approve the compensation of our named executive officers for the year ended December 31, 2015;

4.	to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase in the total number of authorized shares of common stock from 100,000,000 to 1,000,000,000, with the effectiveness or abandonment of such amendment to be determined by the Board of Directors as permitted under Section 242(c) of the Delaware General Corporation Law; and

5.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on May 6, 2016 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

China Biologic Products, Inc. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important